Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2065 Fund
June 30, 2024
AFF65-NPRT1-0824
1.9895824.105
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.32% 8/29/24 to 9/19/24 (b) (Cost $227,931)	230,000	227,931

Domestic Equity Funds - 52.7%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	701,153	13,455,131
Fidelity Advisor Series Growth Opportunities Fund (c)	592,782	9,502,302
Fidelity Advisor Series Small Cap Fund (c)	348,596	4,517,807
Fidelity Series All-Sector Equity Fund (c)	366,084	4,506,490
Fidelity Series Commodity Strategy Fund (c)	14,997	1,458,736
Fidelity Series Large Cap Stock Fund (c)	786,578	18,044,091
Fidelity Series Large Cap Value Index Fund (c)	113,769	1,782,765
Fidelity Series Opportunistic Insights Fund (c)	453,129	10,825,246
Fidelity Series Small Cap Core Fund (c)	43,089	496,380
Fidelity Series Small Cap Opportunities Fund (c)	389,245	5,815,319
Fidelity Series Stock Selector Large Cap Value Fund (c)	766,150	10,511,580
Fidelity Series Value Discovery Fund (c)	703,542	10,764,198
TOTAL DOMESTIC EQUITY FUNDS (Cost $77,607,915)		91,680,045

International Equity Funds - 41.4%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	315,551	4,761,672
Fidelity Series Emerging Markets Fund (c)	507,523	4,674,289
Fidelity Series Emerging Markets Opportunities Fund (c)	1,000,011	18,810,213
Fidelity Series International Growth Fund (c)	749,930	13,738,719
Fidelity Series International Small Cap Fund (c)	145,619	2,482,801
Fidelity Series International Value Fund (c)	1,095,788	13,850,759
Fidelity Series Overseas Fund (c)	981,179	13,805,193
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $65,349,783)		72,123,646

Bond Funds - 5.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	8,458	81,877
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	11,025	84,125
Fidelity Series Emerging Markets Debt Fund (c)	112,577	879,227
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	30,190	267,179
Fidelity Series Floating Rate High Income Fund (c)	18,596	166,989
Fidelity Series High Income Fund (c)	106,452	896,322
Fidelity Series International Credit Fund (c)	581	4,711
Fidelity Series Long-Term Treasury Bond Index Fund (c)	1,346,683	7,393,287
Fidelity Series Real Estate Income Fund (c)	17,295	167,589
TOTAL BOND FUNDS (Cost $10,874,519)		9,941,306

Short-Term Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d) (Cost $292,293)	292,235	292,293

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $154,352,441)	174,265,221
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(114,999)
NET ASSETS - 100.0%	174,150,222

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	2	Sep 2024	234,320	154	154
ICE MSCI Emerging Markets Index Contracts (United States)	10	Sep 2024	544,100	694	694

TOTAL EQUITY INDEX CONTRACTS					848

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	58	Sep 2024	6,379,094	39,097	39,097
CBOT 5-Year U.S. Treasury Note Contracts (United States)	32	Sep 2024	3,410,500	16,062	16,062
CBOT Long Term U.S. Treasury Bond Contracts (United States)	6	Sep 2024	709,875	5,379	5,379

TOTAL TREASURY CONTRACTS					60,538

TOTAL PURCHASED					61,386

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	6	Sep 2024	1,656,450	(2,723)	(2,723)

TOTAL FUTURES CONTRACTS					58,663
The notional amount of futures purchased as a percentage of Net Assets is 6.5%
The notional amount of futures sold as a percentage of Net Assets is 1.0%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $227,931.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	137,360	663,236	508,307	2,501	4	-	292,293	0.0%
Total	137,360	663,236	508,307	2,501	4	-	292,293

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	12,475,606	1,174,295	999,849	-	127,836	677,243	13,455,131
Fidelity Advisor Series Growth Opportunities Fund	8,794,319	820,110	845,452	-	135,457	597,868	9,502,302
Fidelity Advisor Series Small Cap Fund	4,302,001	470,033	206,015	-	32,526	(80,738)	4,517,807
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	76,440	7,916	3,540	40	19	1,042	81,877
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	79,484	7,908	3,577	32	(26)	336	84,125
Fidelity Series All-Sector Equity Fund	4,133,161	392,560	195,037	-	37,880	137,926	4,506,490
Fidelity Series Canada Fund	4,544,876	532,440	243,230	-	66,585	(138,999)	4,761,672
Fidelity Series Commodity Strategy Fund	1,076,932	427,656	73,045	-	12,686	14,507	1,458,736
Fidelity Series Emerging Markets Debt Fund	823,149	99,234	37,646	12,586	2,446	(7,956)	879,227
Fidelity Series Emerging Markets Debt Local Currency Fund	260,851	22,048	11,402	-	355	(4,673)	267,179
Fidelity Series Emerging Markets Fund	4,279,094	418,694	236,488	-	20,851	192,138	4,674,289
Fidelity Series Emerging Markets Opportunities Fund	17,254,900	1,799,729	1,143,621	-	117,132	782,073	18,810,213
Fidelity Series Floating Rate High Income Fund	156,047	19,376	7,173	3,627	406	(1,667)	166,989
Fidelity Series Government Money Market Fund 5.42%	2,778	-	2,778	5	-	-	-
Fidelity Series High Income Fund	840,178	98,462	38,119	13,421	221	(4,420)	896,322
Fidelity Series International Credit Fund	4,854	64	175	65	7	(39)	4,711
Fidelity Series International Growth Fund	12,911,751	1,625,935	570,234	-	112,700	(341,433)	13,738,719
Fidelity Series International Small Cap Fund	2,421,831	235,904	106,261	-	15,183	(83,856)	2,482,801
Fidelity Series International Value Fund	13,013,069	1,491,183	686,063	-	167,472	(134,902)	13,850,759
Fidelity Series Large Cap Stock Fund	16,750,864	1,541,842	1,022,005	-	230,827	542,563	18,044,091
Fidelity Series Large Cap Value Index Fund	1,648,903	243,622	72,634	-	19,330	(56,456)	1,782,765
Fidelity Series Long-Term Treasury Bond Index Fund	7,811,615	911,242	1,135,249	63,184	(17,086)	(177,235)	7,393,287
Fidelity Series Opportunistic Insights Fund	9,889,480	982,627	725,414	-	113,629	564,924	10,825,246
Fidelity Series Overseas Fund	12,945,845	1,454,913	580,201	-	146,613	(161,977)	13,805,193
Fidelity Series Real Estate Income Fund	156,340	18,295	7,137	2,546	589	(498)	167,589
Fidelity Series Small Cap Core Fund	480,294	42,928	16,258	2,358	1,738	(12,322)	496,380
Fidelity Series Small Cap Opportunities Fund	5,447,071	733,691	234,571	-	47,570	(178,442)	5,815,319
Fidelity Series Stock Selector Large Cap Value Fund	9,755,589	1,417,314	429,272	-	93,578	(325,629)	10,511,580
Fidelity Series Value Discovery Fund	9,984,352	1,571,083	442,896	-	104,881	(453,222)	10,764,198
	162,321,674	18,561,104	10,075,342	97,864	1,591,405	1,346,156	173,744,997

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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